EXHIBIT 10-13


                           CONVERTIBLE PROMISSORY NOTE
                           ---------------------------

                                                  Executed at: Las Vegas, Nevada
                                                                   April 5, 2001

         For Value Received, VIVA GAMING & RESORT INC., a Florida corporation, the principal office of which is located at Commerce Place, 400 Burrard Street, Vancouver, BC V6C 3G2 Canada (the "Company" or "Maker"), hereby promises to pay to PHOENIX LEISURE, INC., a Nevada corporation (the "Holder"), the principal office of which is located at 3611 S. Lindell Rd., Suite 108, Las Vegas, NV 89103, the sum as provided for from time to time in Exhibit "A," (including "Future Advances" as may be reflected on same) attached hereto (the "Loan") (said initial amount being $100,000 as of April 5, 2001), or such sum as has been advanced and is outstanding at the time when payment is due hereunder, in lawful money of the United States of America, together with interest thereon at the rate specified below, on the terms and conditions set forth hereinafter.

         The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1. Principal and Interest. Except as provided herein and in Section 5 hereof, Maker promises to pay interest, in arrears, calculated on the basis of a 365-day year, for the actual number of days elapsed on the daily principal balances from time to time outstanding from the date of the applicable advance at an interest rate of ten percent (10%) per annum and shall be due and payable ON DEMAND upon 90 days written notice to Maker. This Note may be prepaid, in whole or in part, at any time without penalty. If no demand for payment is made pursuant to this Section 1, all accrued interest, together with the entire principal amount outstanding hereunder (or such lesser amount as specified by Lender) shall be due and payable in full in one lump sum payment on or before April 5, 2002.

2. Grid Schedule. Upon due execution by both the Lender and the Maker authorizing each and every Future Advance/Loan hereunder, Lender is hereby authorized to record on the grid schedule (the "Grid Schedule") attached hereto as Exhibit "A" and incorporated herein appropriate notations evidencing the date and amount of each Future Advance/Loan. Each payment in connection therewith shall be placed on the Grid Schedule as well, provided, however, that the failure of the Lender to make any such entry shall not limit or otherwise affect the obligations of the Maker under this Note, including without limitation, to repay any unpaid principal or interest, or the right of the Lender to enforce the terms of the Loan or this Note against the Maker. The aggregate unpaid amount under the Loan set forth from time to time in the Grid Schedule (provided the Lender and the Maker have properly executed all advances evidencing same), or any continuation thereof, shall be rebuttable presumptive evidence of the unpaid principal amount of the Loan and this Note.


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3.   Event of Default. An "Event of Default" shall mean: (i) failure by the
     Company to pay the Note at the Maturity Date, or (ii) any breach of any other obligation, undertaking or covenant under this Note. Upon the occurrence of an Event of Default, the Holder of the Note may declare the entire principal immediately due and payable, without notice or demand to the Company. At any time or times during which an Event of Default shall then exist or upon the Maturity Date, the interest rate under this Note shall be equal to the lesser of: (i) eighteen percent (18%) per annum; or
     (ii) the maximum rate of interest permitted by applicable law, and shall be due and payable ON DEMAND.

4. Prepayment. The Company may prepay this Note in whole or in part by giving Holder notice in writing. In recognition of Holder's conversion rights pursuant to Section 5 hereof, Holder has the right to exercise such conversion rights prior to the Company prepaying the Note.

5.   Conversion.

     5.1. Voluntary Conversion. The Holder of this Note has the right, at the Holder's option, at any time prior to payment in full of the principal balance of this Note, to convert the outstanding principal under this Note, in accordance with the provisions of Section 5.2 hereof, in whole or in part, but in denominations of not less than Ten Thousand Dollars ($10,000) (unless the entire principal balance of this Note is being converted), into fully paid and non-assessable shares of common stock, $.001 par value per share, of the Company (the "Common Stock"). The number of shares of Common Stock into which the outstanding principal of this Note may be converted ("Conversion Shares") shall be determined by dividing the principal amount for which conversion is requested by the Conversion Price (as defined below) in effect at the time of such conversion. The Conversion Price shall be equal to TWENTY CENTS ($US0.20) per share or the market price per share, whichever is lower. If applicable, the Conversion Price shall be adjusted pursuant the provisions of Section 6 hereof.

     4.2. Conversion Procedure. Before the Holder shall be entitled to convert this Note into shares of Common Stock, it shall give written notice by mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same, and shall state therein the name or names in which the certificate for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to the Holder of this Note a certificate or certificates (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company) for the number of shares of Common Stock to which the Holder of this Note shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

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     4.3.  Delivery of Stock Certificates. As promptly as practicable after the conversion of this Note, the Company at its expense will issue and deliver to the Holder of this Note a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.

     4.4. Mechanics and the Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder the amount of outstanding principal that is not so converted. If the conversion is for less than the entire outstanding principal balance of this Note, then the Holder and Maker shall execute an estoppel certificate or other type of document which will confirm the current outstanding principal balance of the Note after such partial conversion for the remaining balance of the Note along with the revised payment terms. Upon conversion of the full amount of this Note, the Company shall be forever released from all obligations and liabilities under this Note.

5.   Conversion Price Adjustments.

     5.1 Adjustments for Stock Splits and Subdivisions. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

     5.2 Adjustments for Reverse Stock Splits. If the numbers of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

     5.3 Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but

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           unissued Common Stock solely for the purpose of effecting the conversion of the Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the Holder of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company hereby agrees to not pledge, restrict or otherwise encumber the shares of Common Stock which have been reserved for the conversion of the Note by Holder.

6. Assignment. The rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns and transferees of the parties. Neither the Company nor the Holder may assign its rights and/or obligations hereunder without the prior written consent of the other.

7. Notices. All notices, requests, consents and other communications hereunder to any party, shall be deemed to be sufficient if in writing and (i) delivered in person, (ii) delivered and received by telex, telecopier, telegram, if a confirmatory mailing in accordance herewith is also made,
     (iii) duly sent by registered mail return receipt requested and postage prepaid or (iv) duly sent by overnight delivery service, addressed to such party at the address set forth in the Agreement.

     All such notices and communications shall be deemed to have been received:
     (i) at the time personally delivered (including delivery by telex, telecopier and telegram), (ii) three days after mailed to the foregoing persons at the addresses set forth above; (iii) the next day when sent by overnight delivery service; provided that rejection or other refusal to accept or inability to deliver because of changed address for which no notice has been received shall also constitute receipt.

8. No Shareholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of the Company or any other matters or any rights whatsoever as a shareholder of the Company; and no dividends or other distributions shall be payable or accrued in respect of this Note or the interest represented hereby or the Conversion Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, excluding that body of law relating to conflict of laws.

10. Waivers. The Company and all endorsers of this Note hereby waive demand, presentment, notice of non-payment, dishonor and protest.

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11.  Attorneys' Fees. In case suit shall be brought for the collection hereof, or if it is necessary to place the same in the hands of an attorney for collection, the Company and all endorsers of the Note agree to pay reasonable attorneys' fees incurred in connection with such collection, including but not limited to all fees and costs incident to any appellate, post-judgment and bankruptcy proceedings that may result, whether the Holder hereof is obligated therefore or not.

12. Amendment. This Notice may not be amended or modified, nor shall any waiver of any provisions hereof be effective, except by an instrument in writing executed by the Holder of this Note. Failure or delay by the Holder in exercising, or a single or partial exercise of, any power or right hereunder shall not operate as a waiver thereof or of any other power or right or preclude any other or future exercise of that or any other power or right. A waiver or any power or right hereunder shall be in writing, shall be limited to the specific instance and shall not be deemed a waiver of such power or right in the future or a wavier of any other power or right.

13. Nonassumability. This Note is not assumable without the Holder's prior written consent. Such assumption may be granted at the Holder's sole discretion and may be denied without regard to a showing of an impairment of the Holder's security of an evaluation of the creditworthiness of the proposed assuming party. No assumption shall effect Holder's rights to Conversion Shares of the Company pursuant to Section 6 hereof.

14. No Set-off. Neither this Note nor any obligations or liabilities of the Company hereunder shall be subject to set-off, defense or reduction against Holder(s) for any reason whatsoever other than prior repayment in accordance with the terms of this Note, and the Company hereby waives and releases any right at law, or in equity, to assert any such set-off, defense or reduction.

15. WAIVER OF JURY TRIAL. THE COMPANY, BY EXECUTION HEREOF, AND THE HOLDER, BY ACCEPTANCE HEREOF, MUTUALLY AND WILLINGLY WAIVE THE RIGHT OF A TRIAL BY JURY OF ANY AND ALL CLAIMS MADE BETWEEN THEM WHETHER NOW EXISTING OR ARISING IN THE FUTURE, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS, DEFENSES, COUNTERCLAIMS, CROSSCLAIMS, THIRD PARTY CLAIMS AND INTERVENOR'S CLAIMS WHETHER ARISING FROM OR RELATED TO THE NEGOTIATION, EXECUTION AND PERFORMANCE OF THE TRANSACTIONS TO WHICH THIS NOTE RELATES.



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         IN WITNESS WHEREOF, the Company has caused this Note to be issued this
5th day of April 2001.

                                                 MAKER:

                                                 VIVA GAMING & RESORTS INC.



                                                 -------------------------------
                                                 Robert C. Sim, Chairman









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


                                   EXHIBIT "A

                               LOAN GRID SCHEDULE
                               -------------------

   DATE OF                      BALANCE OF
 ADVANCE OR                      PRINCIPAL       SIGNATURE OF    SIGNATURE OF
   PAYMENT          AMOUNT*     OUTSTANDING*       LENDER         MAKER
   -------          -------     ------------       ------         -----











* -- unless otherwise note, all amounts advanced are in currency of the United States of America.





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


                                  "Schedule 1"

                                NOTICE TO CONVERT

                   (To Be Signed Only Upon Conversion of Note)


Viva Gaming & Resorts Inc.
Commerce Place
400 Burrard Street
Vancouver, BC V6C 3G2

CANADA

         In accordance with Section 5 of that certain Convertible Demand Promissory Note dated April 5, 2001, the undersigned Holder of the foregoing Note, hereby elects to convert the entire unpaid principal amount of such Note into Common Stock of Viva Gaming and Resorts Inc., a Florida corporation and requests that the certificate for such shares be issued in the name of __________________ and delivered to the following address:_____________________.


Dated:                              , 20
      ------------------------------    ----


                                                --------------------------------
                                                (Signature must conform in
                                                all respects to name of Holder
                                                as specified on the face of
                                                the Note)


                                                --------------------------------
                                                (Address)

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